UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

XCEL BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37527	76-0307819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Seventh Avenue, 11th Floor, New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (347) 727-2474

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XELB	Nasdaq Capital Market

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On January 21, 2026 (the “Execution Date”), Xcel Brands, Inc. (the “Company”) entered into a common stock purchase agreement (the “Purchase Agreement”) and a registration rights agreement (the “Registration Rights Agreement”), with White Lion Capital, LLC (the “Investor”), pursuant to which the Investor has committed to purchase up to $15.0 million of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to certain limitations and satisfaction of the conditions set forth in the Purchase Agreement.

Under the terms and subject to the conditions set forth in the Purchase Agreement, the Company has the right, but not the obligation, to sell to the Investor, and the Investor is obligated to purchase, up to $15.0 million of the Company’s Common Stock (the “Purchase Notice Shares”). Such sales of Common Stock by the Company, if any, will be subject to certain limitations specified in the Purchase Agreement and may occur from time to time, at the Company’s sole discretion, during the 24-month period beginning on the date of the Purchase Agreement (the “Commitment Period”).

Regular Purchases

During the Commitment Period, the Company may, by written notice (each, a “Regular Purchase Notice”), direct the Investor to purchase shares of Common Stock (each such purchase, a “Regular Purchase”), subject to the Regular Purchase Notice Limit. The Regular Purchase Notice Limit shall be equal to 30% of the average daily trading volume of the Common Stock on the Principal Market over the five business days immediately preceding the Regular Purchase Notice. A Regular Purchase Notice shall be deemed delivered on the business day (i) a Regular Purchase Notice is received by 9:00 a.m. New York time by email by the Investor and (ii) the DWAC of the applicable Purchase Notice Shares has been initiated and completed as confirmed by the Investor’s designated brokerage account by 9:00 a.m. New York time (the “Regular Purchase Notice Date”). If the applicable Regular Purchase Notice is received after 9:00 a.m. New York time or the DWAC of the applicable Purchase Notice Shares has not been completed as confirmed by the Investor’s designated brokerage account by 9:00 a.m. New York time, then the next Business Day shall be the Regular Purchase Notice Date, unless waived by Investor in writing. The purchase price for each Regular Purchase shall be equal to the average of the three lowest closing sale prices for the Common Stock on the Principal Market on the Regular Purchase Notice Date.

Rapid Purchases

Subject to the terms and conditions of the Purchase Agreement, in addition to directing purchases of Purchase Notice Shares pursuant to a Regular Purchase Notice, during the Commitment Period, the Company shall also have the right, but not the obligation, to direct the Investor to purchase a number of Purchase Notice Shares by delivering a written notice to the Investor (each, a “Rapid Purchase Notice”). A Rapid Purchase Notice shall be deemed delivered on the business day (i) a Rapid Purchase Notice is received by 1:00 p.m. New York time by email by the Investor and (ii) the DWAC of the applicable Purchase Notice Shares has been initiated and completed as confirmed by the Investor’s designated brokerage account by 1:00 p.m. New York time (the “Rapid Purchase Notice Date”). If the applicable Rapid Purchase Notice is received after 1:00 p.m. New York time or the DWAC of the applicable Purchase Notice Shares has not been completed as confirmed by the Investor’s designated brokerage account by 1:00 p.m. New York time, then the next business day shall be the Rapid Purchase Notice Date, unless waived by Investor in writing. Each Rapid Purchase Notice may direct the Investor to purchase a number of Purchase Notice Shares not to exceed 30% of the average daily trading volume of the Common Stock on the Principal Market over the five business days immediately preceding the Rapid Purchase Notice. (the “Rapid Purchase Share Amount”). The purchase price for each Rapid Purchase (the “Rapid Purchase Price,” and each such purchase, a “Rapid Purchase”) shall be equal to the average of the two lowest traded prices of the Common Stock during the three hour period following the Investor’s written consent of the acceptance of the applicable Rapid Purchase Notice Form by Investor.

VWAP Purchases

In addition to purchases of Purchase Notice Shares as described above, during the Commitment Period, the Company may, by written notice (each, a “VWAP Purchase Notice”), direct the Investor to purchase shares of Common Stock (each such purchase, a “VWAP Purchase”) subject to the VWAP Purchase share limit. The VWAP Purchase share limit shall be equal to 30% of the average daily trading volume of the Common Stock on the Principal Market over the five business days immediately preceding the VWAP Purchase Notice. A VWAP Purchase Notice shall be deemed delivered on the business day (i) that an applicable VWAP Purchase Notice is received by 9:00 a.m. New York time by email by the Investor and (ii) the DWAC of the applicable Purchase Notice Shares has been initiated and completed as confirmed by the Investor’s designated brokerage account by 9:00 a.m. New York time (the “VWAP Purchase Notice Date"). If the applicable VWAP Purchase Notice is received after 9:00 a.m. New York time or the DWAC of the applicable Purchase Notice Shares has not been completed as confirmed by the Investor’s designated brokerage account by 9:00 a.m. New York time, then the next business day shall be the VWAP Purchase Notice Date, unless waived by Investor in writing. The purchase price for each Regular Purchase (the “Regular Purchase Price”) shall be equal to the product of (i) the lowest daily volume weighted average price (“VWAP”) of the Common Stock during the two (2) consecutive business days commencing on and including the VWAP Purchase Notice Date. For the avoidance of doubt, the VWAP Purchase Notice Date shall be the first business day in the VWAP Purchase Valuation Period and (ii) 97%.

Other Terms

The Company will control the timing and amount of any sales of Common Stock to the Investor pursuant to the Purchase Agreement. The Investor does not have the right to require the Company to sell any shares of Common Stock, but is obligated to purchase shares as directed by the Company, subject to the conditions set forth in the Purchase Agreement.

The actual amount and timing of any sales of Common Stock will be determined by the Company at its discretion and will depend on various factors, including, among others, general market conditions, the trading price of the Common Stock, and the Company’s assessment of appropriate funding sources for its operations. The net proceeds that the Company may receive under the Purchase Agreement will vary based on the frequency of sales and the prices at which shares are sold to the investor. The Company currently intends to use any proceeds from such sales for working capital and general corporate purposes.

In the case of Regular Purchases, Rapid Purchases and VWAP Purchases, the purchase price per share will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the business days used to compute the purchase price.

The aggregate number of shares that the Company can sell to the Investor under the Purchase Agreement together with the number of Commitment Shares (defined below) is limited to and may not exceed (i) 1,178,173 shares (subject to adjustment as described above), which is equal to 19.99% of the total shares of the Common Stock outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless either of the following conditions is satisfied: (i) the Company obtains stockholder approval to issue Purchase Notice Shares in excess of the Exchange Cap; or (ii) the average price paid for all shares of Common Stock issued under the Purchase Agreement equals or exceeds the lower of: (A) the Nasdaq official closing price of the Common Stock on the trading day immediately preceding the date of the Purchase Agreement; and (B) the average official closing price of our Common Stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the date of the Purchase Agreement.

In all cases, the Purchase Agreement also prohibits the Company from directing the Investor to purchase any shares of Common Stock if those shares, when aggregated with all other shares of Common Stock then beneficially owned by the Investor (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder), would result in the Investor beneficially owning more than 4.99% of the then total outstanding shares of Common Stock, provided that, the Investor may increase this beneficial ownership limitation up to 9.99% at its sole discretion upon sixty-one (61) days prior written notice to the Company.

The Purchase Agreement and the related Registration Rights Agreement impose no restrictions on future financings, rights of first refusal, participation rights, penalties, or liquidated damages, except that while the Purchase Agreement remains in effect, the Company is prohibited, without the prior approval of the Investor, from entering into any “equity line” or substantially similar transaction whereby an investor is irrevocably bound to purchase securities over a period of time from the Company at a price based on the market price of the Common Stock at the time of such purchase; provided, however, that this restriction does not prohibit the issuance of shares of Common Stock pursuant to (i) an “at-the-market offering” by the Company through a registered broker-dealer acting as agent of the Company pursuant to a written agreement between the Company and such registered broker-dealer or (ii) the conversion or exercise of derivative securities where the conversion or exercise price varies based on the market price of the Common Stock. The Investor has agreed not to engage in or effect, directly or indirectly, for its own principal account or for the principal account of any of its affiliates, any short sales of the Common Stock during the term of the Purchase Agreement.

In consideration for the Investor’s execution and delivery of the Purchase Agreement, the Company will issue to the Investor shares of Common Stock valued in an aggregate amount of $37,500 (the “Commitment Shares”). The amount of shares to be issued shall be determined by dividing $37,500 by the closing price of the Common Stock on the business day immediately preceding the day on which the Registration Statement is declared effective by the Securities and Exchange Commission (the “SEC”), provided, however, that the Company shall not issue a number of Commitment Shares in excess of the Exchange Cap. The Commitment Shares will be fully earned and payable on the Commencement Date, regardless of whether the Investor purchases any shares under the Purchase Agreement or whether the agreement is later terminated. The Investor shall not resell, on any single business day, an amount of Commitment Shares exceeding 10% of the average daily trading volume of the Common Stock.

The Company has agreed to pay Maxim Group LLC a cash fee equal to 4.0% of the gross proceeds received by the Company from sales of securities to the Investor pursuant to any Regular Purchase, Add-On Purchase, or Intraday Purchase, under an advisory agreement between the Company and Maxim Group LLC.

The Purchase Agreement contains customary representations, warranties, conditions and indemnification obligations of both parties. The Company may terminate the Purchase Agreement at any time upon written notice without cost or penalty.

Registration Rights Agreement

In connection with the execution of the Purchase Agreement, the Company and the Investor entered into the Registration Rights Agreement. Pursuant to the terms of the Registration Rights Agreement, the Company is obligated to: (a) file a registration statement on Form S-1 (the “Registration Statement”) with the SEC on or prior to the earlier to occur of (i) sixty (60) days after the Execution Date, or (ii) the date upon which the Company files the resale registration statement required by the purchase agreement entered into by the Company and certain investors on December 17, 2025 covering any shares of Common Stock issued as part of the Commitment Shares and the maximum number of Purchase Notice Shares issuable pursuant to the Purchase Agreement (collectively, the “Registrable Securities”); (b) use its commercially reasonable best efforts to have the Registration Statement any amendment thereto declared effective under the Securities Act of 1933, as amended (the “Securities Act”) as soon as practicable after such filing and (c) use its commercially reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investor of all of the Registrable Securities covered thereby at all times until the earlier of (i) the date on which the Investor shall have resold all the Registrable Securities covered thereby (ii) the date of termination of the Purchase Agreement if as of such termination date the Investor holds no Registrable Securities (or, if applicable, the date on which such securities cease to be Registrable Securities after the date of termination of the Purchase Agreement) and (iii) all such securities cease to be Registrable Securities).

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are summaries and are qualified in their entirety by reference to the full texts of the Purchase Agreement and Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants contained in such agreements were made only for the purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

This current report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Common Stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02.	Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety.

In the Purchase Agreement, the Investor represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a)(3) of Regulation D under the Securities Act). The Commitment Shares and the Purchase Notice Shares will be issued and sold by the Company to the Investor in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Common Stock Purchase Agreement, dated as of January 21, 2026, by and between Xcel Brands, Inc. and White Lion Capital, LLC.*
10.2	Registration Rights Agreement, dated as of January 21, 2026, by and between Xcel Brands, Inc. and White Lion Capital, LLC.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish a copy of any of the omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2026	XCEL BRANDS, INC.

	By:	/s/ James F. Haran
	Name:	James F. Haran
	Title:	Chief Financial Officer